SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

|_|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to ss.240.14a-12

TD Waterhouse Family of Funds, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

100 Wall Street
New York, NY 10005

Dear Stockholder:

        A Special Meeting of Stockholders (the “Meeting”) of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”), including Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (each a “Fund” and collectively, the “Funds”) has been scheduled for January 31, 2006, at 8:30 a.m. Eastern Time. If you are a stockholder of record as of the close of business on November 18, 2005, you are entitled to vote at the Meeting and any adjournment and postponement thereof.

        The purpose of the Meeting is for stockholders to (i) vote on the election of four nominees to the Board of Directors of the Company to serve until their successors are elected and qualify, (ii) approve a Distribution Plan (the “Distribution Plan”) for each of the Funds, and (iii) act on any other business properly brought before the Meeting.

        While you are, of course, welcome to join us at the Meeting, which will be held at the offices of the Company, 100 Wall Street, New York, New York, 10005, most stockholders authorize proxy holders to cast their votes by filling out and signing the enclosed form of proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of votes may be cast. You may also authorize the proxy holders and submit voting instructions over the Internet or by phone by following the enclosed instructions.

        To ensure that enough votes are cast at the Meeting, the Funds’investment adviser has engaged the services of a professional proxy solicitation firm, Computershare Fund Services. If you have not voted as the meeting date approaches, you may receive a phone call from them asking you to please authorize the proxy holders and submit voting instructions “FOR” the nominees for election and the Distribution Plan.

        The Board of Directors unanimously recommends that stockholders of each Fund vote “FOR” each of the nominees and the Distribution Plan. Your vote is important to us. Please do not hesitate to call 1-800-761-9142 if you have any questions about the proposals. Thank you for taking the time to consider these important proposals and for your investment in the Fund(s).

Sincerely,

Marc Schuman Secretary

[___________,   ____], 2005

TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

IMPORTANT NEWS FOR STOCKHOLDERS

        We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Special Meeting of Stockholders (the “Meeting”).

Q&A: QUESTIONS AND ANSWERS

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?

A:	You are receiving this Proxy Statement because you have the right to vote on two important proposals for your Fund relating to (i) the election of four nominees to the Board of Directors (the “Board” or “Board of Directors”) of TD Waterhouse Family of Funds, Inc. (the “Company”) and (ii) the approval of a Distribution Plan (the “Distribution Plan”).

Q:	WHO ARE THE NOMINEES TO SERVE AS DIRECTORS?

A:	There are four nominees. Each of the nominees currently serves on the Board of Directors. The nominees for election to the Board of Directors are Messrs. Richard W. Dalrymple, Peter B.M. Eby, George F. Staudter and Lawrence J. Toal.

Q:	WHY AM I BEING ASKED TO VOTE ON THE DISTRIBUTION PLAN?

A:	The Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (each a “Fund” and collectively, the “Funds”) were established primarily to serve as the mutual fund sweep vehicles for free credit balances of brokerage customers of TD Waterhouse Investor Services, Inc. (“TDWIS”). TDWIS is an affiliate of the Funds’ investment adviser, TD Asset Management USA Inc. (“TDAM”). Currently, TDWIS is the only broker-dealer or other intermediary through which shares of the Funds may be purchased. On June 22, 2005, Ameritrade Holding Corporation (“Ameritrade”) and The Toronto-Dominion Bank (“TD Bank”) announced that they had entered into a definitive agreement for Ameritrade to acquire TD Bank’s U.S. brokerage business, including TDWIS. The transaction is currently scheduled to close by early calendar year 2006, subject to a number of conditions. Immediately following consummation of the acquisition, TDWIS will be owned and controlled by TD Ameritrade (Ameritrade’s name following consummation of the acquisition), and TD Bank will be a shareholder of TD Ameritrade holding approximately 32% of TD Ameritrade’s outstanding shares of common stock. (In addition, following completion of the acquisition, TD Bank will commence a tender offer to increase its beneficial ownership of TD Ameritrade voting securities to 39.9%.) Ameritrade has indicated that, subsequent to the acquisition, the successor of TDWIS will continue to offer the Funds to its brokerage customers in consideration for a fee comparable to that received in respect of other sweep mutual funds that TD Ameritrade then offers to its customers. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), a mutual fund may pay for distribution only pursuant to a written plan adopted in accordance with Rule 12b-1. The Distribution Plan being submitted for approval by the stockholders of each of the Funds is subject to Rule 12b-1 under the Investment Company Act, which requires stockholder approval to implement such a plan.

Q:	HAS THE BOARD OF DIRECTORS APPROVED THE DISTRIBUTION PLAN?

A:	Yes. At a meeting held on October 31, 2005, the Board of Directors, including the Directors who are not “interested persons” of the Funds as defined under the Investment Company Act and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan, approved the Distribution Plan.

Q:	WHAT DOES THE PROPOSED DISTRIBUTION PLAN DO?

A:	Under the proposed Distribution Plan, each Fund will pay distribution fees at an annual rate not exceeding 0.45% of its average daily net assets (the “12b-1 Fees”). The 12b-1 Fees paid by each Fund will be paid to broker-dealers (such as TDWIS) and other persons pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). The Funds’ distributor will make payments of the 12b-1 Fees pursuant to the Rule 12b-1 Agreements in accordance with their terms.

In addition, under the Distribution Plan, TDAM and National Investor Service Corp (“NISC”), the Funds’ transfer agent, or any successor or additional transfer agent, may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide revenues derived under its Investment Management Agreement or Transfer Agency and Dividend Disbursing Agency Agreement, as applicable, with the Company relating to the Funds. These payments may be made to broker-dealers, including TDWIS, or other persons who, in the sole discretion of TDAM or NISC or any successor or additional transfer agent, have rendered or may render assistance. Any payments made by TDAM or NISC or any successor or additional transfer agent for such purpose will not reduce any 12b-1 Fees paid or payable by the Funds under the Distribution Plan.

Q:	WHAT WILL HAPPEN TO EACH FUND’S EXPENSE RATIO AS A RESULT OF THE 12b-1 FEES?

A:	Currently, TDAM has voluntarily agreed to limit the annual operating expenses of each of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to 0.82%, 0.82%, 0.81%, 0.70% and 0.70% of average daily net assets, respectively. These limitations may be discontinued at any time upon notice to stockholders, and TDAM is considering the elimination or reduction of these limitations in connection with its assessment of the economic feasibility of the Funds. TDAM has indicated that it is likely to eliminate these waivers whether or not the Distribution Plan is adopted. However, upon adoption of the Distribution Plan for each Fund, TDAM has agreed contractually to reduce its management and administrative fees. In addition, the fee payable to NISC for transfer agency services will be reduced contractually. As a result of these contractual reductions, upon implementation of the Distribution Plan, each Fund’s annual expenses will not exceed the expenses that would currently be borne by such Fund in the absence of TDAM’s current expense limitation. Upon adoption of the Distribution Plan, in the absence of any fee waivers or limitations, the annual fees and expenses of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio are anticipated to be 0.91%, 0.92%, 0.93%, 0.94% and 0.97% of average daily net assets, respectively.

Q:	AS A STOCKHOLDER, HOW WILL I BENEFIT FROM THE PROPOSED DISTRIBUTION PLAN?

A:	The Board of Directors considered the fact that the Distribution Plan is intended to enable the Funds to continue to distribute their shares and in doing so, to maintain a viable asset size. In addition, the Distribution Plan may assist in retention and growth of stockholder accounts. Should such growth be recognized, there is a potential to achieve some additional economies of scale and potentially lower overall expense ratios by spreading a limited amount of costs not directly related to assets over a larger asset base. Without the Distribution Plan, the Funds are less likely to maintain assets and may be unable to replace those assets or to grow, resulting in higher expenses for stockholders and diminished viability of the Funds.

Q:	WHAT HAPPENS IF THE DISTRIBUTION PLAN IS NOT APPROVED?

A:	If stockholders do not approve the Distribution Plan, the Board of Directors will take such action as it deems to be in the best interests of the Company, the Funds and their stockholders. It should be noted, however, that in the event that the Distribution Plan is not approved, it is unlikely that the Funds would remain viable and the investment adviser may recommend that the Funds be terminated.

Q:	WHEN WILL THE PROPOSED DISTRIBUTION PLAN TAKE EFFECT?

A:	If approved by stockholders, the adoption of the Distribution Plan would be implemented as quickly as is practicable.

Q:	WHAT IS THE REQUIRED VOTE NEEDED TO APPROVE EACH PROPOSAL?

A:	Election of each Director requires a plurality of the votes cast at the Meeting by the holders of all Funds, voting together as a single class. Approval of the Distribution Plan with respect to a Fund requires the affirmative vote of: (i) more than 50% of the total outstanding shares of the Fund or (ii) at least 67% of the shares of the Fund present at the Meeting, either in person or by proxy, if more than 50% of such shares are represented, whichever is less. While stockholders of all of the Funds vote together in the election of directors, stockholders of each Fund vote separately on the proposal to approve the Distribution Plan. The proposal to approve the Distribution Plan for any Fund is not contingent on the approval of this proposal for any other Fund.

Q:	WHAT IS THE RECOMMENDATION OF THE BOARD ON EACH PROPOSAL?

A:	The Board of Directors unanimously recommends that you vote “FOR” each proposal. The reasons for the Board’s recommendation on the Distribution Plan proposal are discussed in more detail in the enclosed Proxy Statement under “Board Considerations.”

Q:	WHO IS ENTITLED TO VOTE ON THESE PROPOSALS?

A:	All Fund stockholders of record as of the close of business on November 18, 2005 are eligible to vote on the proposals and are urged to do so.

Q:	WHO WILL PAY FOR THE PROXY SOLICITATION?

A:	TDAM or any of its affiliates will bear the costs associated with the proxy solicitation. Neither you nor your Fund will bear any of these costs.

Q:	WHY ARE MULTIPLE FORMS OF PROXY ENCLOSED?

A:	Because the approval of the Distribution Plan for a Fund requires the vote of that Fund’s holders, separate proxy cards are being distributed to the holders of each Fund. If you are a stockholder in more than one Fund, you will receive a form of proxy for each Fund in which you own shares.

Q:	I’M A SMALL INVESTOR. WHY SHOULD I VOTE?

A:	Your vote makes a difference. If many small stockholders just like you fail to execute and submit their proxies, your Fund may not receive enough votes to approve any of the proposals.

Q:	HOW DO I VOTE?

A:	You have several different ways to vote. You may authorize proxies by mail, by phone, and online over the Internet. If you need more information, have any questions on how to vote or have any questions on the proposals, call 1-800-761-9142.

Your vote is important. Please execute and submit your proxy promptly.

TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

100 Wall Street
New York, NY 10005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2006

To our Stockholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of TD Waterhouse Family of Funds, Inc. (the “Company”), including Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, each a separate series of the Company, will be held at the offices of the Company, 100 Wall Street, New York, New York, 10005, on January 31, 2006 at 8:30 a.m., Eastern Time, for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect four Directors to the Board of Directors of the Company to serve until their successors are duly elected and qualify.

2.	For each Fund, to approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

3.	To transact any other business as may properly be brought before the Meeting or any adjournments or postponements thereof.

        The Board of Directors of the Company has fixed the close of business on November 18, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

        You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form(s) of proxy and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to submit a proxy via phone or the Internet, please refer to the enclosed form(s) of proxy.

        Each of the enclosed proxies is being solicited on behalf of the Board of Directors of the Company.

        The Board of Directors of the Company unanimously recommends that the stockholders of each Fund vote “FOR” each proposal.

By Order of the Board of Directors of TD Waterhouse Family of Funds, Inc.,

Marc Schuman Secretary

New York, New York
Dated: [__________], 2005

PROXY STATEMENT

TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

100 Wall Street
New York, NY 10005

SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 31, 2006

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TD Waterhouse Family of Funds, Inc. (the “Company”) on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (each a “Fund” and collectively, the “Funds”) for use at the Special Meeting of Stockholders, to be held at the principal offices of the Company, 100 Wall Street, New York, New York, 10005, on January 31, 2006 at 8:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”). The Notice of Special Meeting of Stockholders, Proxy Statement and accompanying form of proxy will first be mailed to stockholders on or about November 28, 2005. Only stockholders of record at the close of business on November 18, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

        As of the Record Date, each Fund had the following number of shares of common stock issued and outstanding:

Fund	Shares Outstanding

Money Market Portfolio	6,365,360,975

U.S. Government Portfolio	1,565,286,157

Municipal Portfolio	718,578,842

California Municipal Money Market Portfolio	292,126,399

New York Municipal Money Market Portfolio	151,737,731

        The Board of Directors of the Company (the “Board of Directors”) solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. A form of proxy for voting your shares at the Meeting is enclosed. Votes for the shares represented by each valid proxy received in time will be cast at the Meeting as specified on the proxy. If no specification is made, the shares represented by a duly executed proxy will be voted “FOR” each of the proposals and at the discretion of the holders of the proxy on any other matter that may properly come before the Meeting. You may revoke your proxy at any time before it is exercised by submitting a written letter of revocation to the Secretary of the Company at 100 Wall Street, New York, New York 10005, submitting a duly executed proxy bearing a later date or attending and voting in person at the Meeting. To execute a proxy and submit your voting instructions, please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also execute a proxy and submit voting instructions over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

        The stockholders of each Fund are being asked to consider the following proposals:

1

1.	Election of four directors to the Board of Directors of the Company.

2.	Approval of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act.

3.	Transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The election of each nominee as a director of the Company requires the affirmative vote of the plurality of the votes cast at the Meeting. Stockholders of all of the Funds vote together as a single class in the election of directors. For Proposal 2, stockholders of each Fund vote only on the Distribution Plan for their Fund. Approval of Proposal 2 as to a Fund requires the affirmative vote of: (i) more than 50% of the total outstanding shares of that Fund or (ii) at least 67% of the shares of that Fund present or represented at the Meeting, if more than 50% of such shares are present or represented, whichever is less. Approval of Proposal 2 as to any Fund is not dependent on the approval of the proposal for any other Fund.

        The presence, in person or by proxy, of the holders of at least one-third of the total number of votes entitled to be cast at the Meeting is necessary to constitute a quorum at the Meeting. Because each Fund is voting separately as a class on the Distribution Plan, a quorum must also exist for each Fund. The presence, in person or by proxy, of at least one-third of all the votes entitled to be cast by the holders of a Fund is necessary to constitute a quorum for that Fund.

        For purposes of the election of directors, abstentions and broker-non votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the Proposal 2, abstentions and broker non-votes, if any, will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.

        If sufficient votes in favor of approval of a proposal are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies.

        A copy of the Funds’ most recent annual report for the fiscal year ended October 31, 2004 and semi-annual report for the period ended April 30, 2005, including financial statements and schedules, is available at no charge by sending a written request to TD Waterhouse Investor Services, Inc., Mutual Fund Services, P.O. Box 2630, Jersey City, New Jersey 07308-2630 or by
calling 1-800-934-4448.

2

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

        At the Meeting, Directors of the Company are to be elected, each to serve for a term of indefinite duration and until his successor is duly elected and qualifies, or until his death, resignation or removal (as provided in the Company’s Charter and By-Laws). It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of the nominees named below.

        The nominees for election to the Board of Directors are Messrs. Richard W. Dalrymple, Peter B.M. Eby, George F. Staudter and Lawrence J. Toal. Each of these individuals currently serves on the Board of Directors and was recommended for nomination by the Nominating Committee of the Company. In addition, each of Messrs. Dalrymple, Eby and Toal are not “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”).

        Each of the nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

3

Nominees

        Certain information concerning the nominees is set forth below. The “Fund Complex” includes the Company and TD Waterhouse Plus Funds, Inc., a registered investment company advised by TD Asset Management USA Inc., the Funds’ investment adviser (“TDAM” or the “Adviser”).1

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Independent Directors

RICHARD W. DALRYMPLE c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 62	Director	Since: 12/12/95	Chairman of CheckSpring Community Corporation since 2004; Chief Executive Officer of American Red Cross (Nassau County Chapter) from 2003 through 2004; Chief Operating Officer of National Center for Disability Services in 2002; President of Teamwork Management, Inc. from 1996 through 2001; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; Director of Dime Bancorp, Inc. from 1990 to 2002.	6	None

PETER B.M. EBY c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 67	Director	Since: 6/6/02	Vice Chairman and Director of Nesbitt Burns Inc. (provides investment and securities services) until October 1998.	6	Director of Leon’s Furniture Limited since 1977; Director of Sixty-Split Corp. since 2001; Director of George Weston Ltd. since 2002; Director of Rsplit II Corp. since 2002.

[1]	This chart does not include information about TD Waterhouse Trust, a registered investment company that ceased operations July 2005.

4

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

LAWRENCE J. TOAL c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 68	Director	Since: 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through February 2002; Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	5	SBLI (USA) Inc.

Interested Director***

GEORGE F. STAUDTER c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 74	Chairman and Director	Since: 12/12/95	Since 1989, managerial and financial consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients.	5	None.

*	The table shows the time period for which each individual has served as Director.
**	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2005. This does not include directorships held by a Director in the Fund Complex.
***	Mr. Staudter is considered an “interested person” because he owns shares of Toronto-Dominion Bank stock.

5

Director Ownership of Fund Shares

        The dollar range of the shares in the Company beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of November 18, 2005 are set forth below.

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Independent Directors

Richard W. Dalrymple	$0	$0

Peter B.M. Eby	$0	$0

Lawrence J. Toal	$0	$0

Interested Director

George F. Staudter

Ownership in Certain Entities

        None of the Independent Directors or his immediate family members own securities issued by TDAM, the Company’s investment adviser, or Funds Distributor, Inc. (“FDI”), the Company’s principal underwriter, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with TDAM or FDI, as applicable, as of November 18, 2005.

6

Compensation of Directors

        Directors who are interested persons of TDAM receive no compensation from the Company. Each Independent Director serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Directors of the Company and the Board of Directors of TD Waterhouse Plus Funds, Inc., (iii) an additional annual retainer of $2,500, if serving on the Board of Directors or Board of Trustees of three companies in the Fund Complex, and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by TDAM or its affiliates for their services to the Company.

        The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director, for the fiscal year ended October 31, 2005, are as follows:

Name of Director	Aggregate Compensation from Company*	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members*

Independent Directors

Richard W. Dalrymple	$14,833	$0	$0	$41,500

Peter B.M. Eby	$14,833	$0	$0	$41,500

Lawrence J. Toal	$22,500	$0	$0	$39,000

Interested Directors

George F. Staudter**	$0	$0	$0	$0

*	Amounts do not include reimbursed expenses for attending Board of Directors meetings or compensation from TDAM or its affiliates. For purposes of this table, “Fund Complex” includes the Company, TD Waterhouse Plus Funds, Inc. and TD Waterhouse Trust (which ceased operations in July 2005).
**	Mr. Staudter is an Interested Director and is paid by TDAM.

7

Board of Directors and Committees

        The Board of Directors has three standing committees: Audit, Pricing and Nominating. The functions performed by each of these committees are described below. Each Director attended at least 75% of the total number of meetings of the Board of Directors held during the fiscal year ended October 31, 2005, and, if a member, at least 75% of the total number of meetings of the committees held during the same period for which he served. The full Board of Directors met six times during the fiscal year ended October 31, 2005.

        The primary responsibilities of the Audit Committee are (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibility is oversight. It includes the appointment, compensation and oversight of the Company’s auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The Audit Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met three times during the fiscal year ended October 31, 2005.

        The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2005.

        The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Nominating Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Nominating Committee has a written charter and will consider nominees recommended by stockholders. Stockholder recommendations must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by stockholders. In selecting nominees, the Committee shall take into consideration such factors as it deems appropriate. These factors may include the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; the extent to which the candidate would be a desirable addition to the Board and any committees thereof; and whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, as applicable, Fund service providers or their respective affiliates. This Committee met once during the fiscal year ended October 31, 2005.

Stockholder Communications

        The Board of Directors provides a process for stockholders to communicate with the Board of Directors as a whole and/or each of the Directors individually. To communicate with the Board of Directors or an individual Director, stockholders should send a written communication to the Funds’principal office at the address listed in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

8

        The Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees to serve as a Director of the Company.

9

PROPOSAL 2: APPROVAL OF A DISTRIBUTION PLAN UNDER RULE 12b-1

Background

        The Funds were established primarily to serve as the money market sweep option for free credit balances of brokerage customers of TD Waterhouse Investor Services, Inc. (“TDWIS”), an affiliate of the Funds’ Adviser. The Funds have never been offered through any other intermediaries and have been dependent solely on TDWIS to ensure the maintenance of their asset base and to promote future growth.

        On June 22, 2005, Ameritrade Holding Corporation (“Ameritrade”) and The Toronto-Dominion Bank (“TD Bank”), the parent company of TDAM and TDWIS, announced that they had entered into a definitive agreement for Ameritrade to acquire TD Bank’s U.S. brokerage business, including TDWIS (the “Ameritrade Transaction”). The transaction is currently scheduled to close by early calendar 2006, subject to a number of conditions. Immediately following consummation of the acquisition, TDWIS will be owned and controlled by TD Ameritrade (Ameritrade’s name following consummation of the acquisition), and TD Bank will be a shareholder of TD Ameritrade, holding approximately 32% of TD Ameritrade’s outstanding shares of common stock. (In addition, following completion of the acquisition, TD Bank will commence a tender offer to increase its beneficial ownership of TD Ameritrade voting securities to 39.9%.) Ameritrade has indicated that, subsequent to the acquisition, TDWIS will continue to offer the Funds to its brokerage customers in consideration for a fee comparable to that received in respect of other sweep mutual funds that TD Ameritrade then offers to its customers.

        Rule 12b-1 under the Investment Company Act provides that a mutual fund may distribute its own shares, provided that the costs of distribution, including fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund, are made pursuant to a written plan that describes all material aspects of the proposed financing of distribution. A mutual fund is considered to be distributing its own shares if it engages, directly or indirectly, in financing any activity which is primarily intended to result in the sale of shares, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to prospective stockholders, and the printing and mailing of sales literature. The proposal to pay fees to TDWIS after the consummation of the Ameritrade Transaction thus requires the adoption of a plan of distribution pursuant to Rule 12b-1. Rule l2b-1 requires that a distribution plan be approved by a fund’s board of directors and, in the case of a fund that is in operation, its stockholders.

Description of the Distribution Plan

        Having previously discussed the possible need for a distribution plan and certain alternatives, on October 31, 2005, the Board of Directors, including the Independent Directors who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan (as defined below) or in any agreements related to the Distribution Plan, approved a distribution plan pursuant to Rule 12b-1 (the “Distribution Plan”) for each of the Funds. Stockholders of each Fund are now being asked to approve the Distribution Plan. Upon approval by its stockholders, each Fund will begin accruing and paying expenses under the Distribution Plan, as described below. A copy of the Distribution Plan is attached to this Proxy Statement as Exhibit I.

        Under the Distribution Plan, each Fund will pay from its assets fees at an annual rate not exceeding 0.45% of the average net asset value of the respective Fund (the “12b-1 Fees”). The 12b-1 Fees paid by each Fund shall be computed and accrued daily and shall be paid to broker-dealers (such as TDWIS) and other persons pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

        The Distribution Plan also provides that TDAM and National Investor Services Corp. (“NISC”), the Funds’ transfer agent, or any successor or additional transfer agent, may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide revenues derived under its Investment Management Agreement or Transfer Agency and Dividend Disbursing Agency Agreement, as applicable, with the Company relating to the Funds, to such broker-dealers or other persons who, in TDAM’s or NISC’s sole discretion,

10

have rendered or may render assistance. Any payments made by TDAM or NISC (or any successor or additional transfer agent) for such purpose shall not reduce any 12b-1 Fees paid or payable by the Funds under the Distribution Plan as described above.

        Quarterly in each year that the Distribution Plan remains in effect, the Company’s Board of Directors will be furnished with a written report, complying with requirements of Rule 12b-1, setting forth the amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the Distribution Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such Distribution Plan and agreement. The Distribution Plan may not be amended to increase materially the 12b-1 Fees with respect to any Fund (or any share class) without the approval of the lesser of: (i) more than 50% of the total outstanding shares of that Fund (or share class, if applicable) or (ii) at least 67% of the shares of that Fund present or represented at a stockholders’ meeting, if more than 50% of such shares are present or represented by proxy (“Majority Stockholder Vote”), whichever is less. All material amendments to the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The Distribution Plan may be terminated at any time as to any Fund (or any share class) by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote.

11

Fees and Expenses

        Currently, TDAM has voluntarily agreed to limit the annual operating expenses of each of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio to 0.82%, 0.82%, 0.81%, 0.70% and 0.70% of average daily net assets, respectively. These limitations may be discontinued at any time upon notice to stockholders, and TDAM is considering the elimination or reduction of these limitations in connection with its assessment of the economic feasibility of the Funds. TDAM has indicated that it is likely to eliminate these waivers whether or not the Distribution Plan is adopted. However, upon adoption of the Distribution Plan for each Fund, TDAM has agreed contractually to reduce its management and administrative fees. In addition, the fee payable to NISC for transfer agency services will be reduced contractually. As a result of these contractual reductions, upon implementation of the Distribution Plan, each Fund’s annual expenses will not exceed the expenses that would currently be borne by such Fund in the absence of TDAM’s current expense limitation. Upon adoption of the Distribution Plan, in the absence of any fee waivers or limitations, the annual fees and expenses of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio are anticipated to be 0.91%, 0.92%, 0.93%, 0.94% and 0.97% of average daily net assets, respectively.

        If stockholders approve the Distribution Plan, fees and expenses paid by Fund stockholders will be affected as follows:

	Money Market Portfolio		U.S. Government Portfolio		Municipal Portfolio		California Municipal Money Market Portfolio		New York Municipal Money Market Portfolio
	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Shareholder Transaction Fees[1]

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None	None	None	None	None

Annual Operating Expense (deducted from Fund assets)

Management Fees[2]	0.33%	0.09%	0.35%	0.10%	0.35%	0.10%	0.35%	0.10%	0.35%	0.10%

Distribution (12b-1) Fees[2]	None	0.45%	None	0.45%	None	0.45%	None	0.45%	None	0.45%

Shareholder Servicing Fees[2]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses[3]	0.33%	0.12%	0.32%	0.12%	0.33%	0.13%	0.34%	0.14%	0.37%	0.17%

Total Annual Operating Expenses	0.91%	0.91%	0.92%	0.92%	0.93%	0.93%	0.94%	0.94%	0.97%	0.97%

[1]	Fees paid directly from your investment.
[2]	Under “Current,” the table shows the expenses for each Funds’s fiscal year ended October 31, 2005 before expense reductions by the Adviser and its affiliates. The investment adviser and its affiliates had agreed voluntarily (for an indefinite period of time) to reduce Fund expenses (by paying certain expenses and/or waiving fees) so that the total annual operating expenses of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio would not exceed 0.82%, 0.82%, 0.81%, 0.70% and 0.70% of average daily net assets, respectively. These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors. Regardless of whether the Distribution Plan is approved by stockholders, TDAM has indicated to the Board that the current voluntary limitations will likely be eliminated.
[3]	“Other Expenses” is based on current asset size, number and size of stockholder accounts and anticipated costs that may not be a function of contracts with the Funds.

12

        The following example is intended to help you compare the cost of investing in each Fund before and after adoption of the proposed Distribution Plan. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 year		3 years		5 years		10 years
Fund	Current	Proposed	Current	Proposed	Current	Proposed	Current	Proposed
Money Market Portfolio	$93	$93	$290	$290	$504	$504	$1,120	$1,120

U.S. Government Portfolio	$94	$94	$293	$293	$509	$509	$1,131	$1,131

Municipal Portfolio	$95	$95	$296	$296	$515	$515	$1,143	$1,143

California Municipal Money Market Portfolio	$96	$96	$300	$300	$520	$520	$1,155	$1,155

New York Municipal Money Market Portfolio	$99	$99	$309	$309	$536	$536	$1,190	$1,190

13

Board Considerations

        The Company’s Board of Directors, including the Independent Directors, approved the adoption of the Distribution Plan for each Fund, subject to stockholder approval, at a meeting held on October 31, 2005. The Independent Directors were represented by independent counsel.

        The Board of Directors considered the fact that the Distribution Plan is intended to enable the Funds to continue to distribute their shares and in doing so, to maintain a viable asset size. In addition, the Distribution Plan may assist in retention and growth of stockholder accounts. Should such growth be recognized, there is a potential to achieve some additional economies of scale and potentially lower overall expense ratios by spreading a limited amount of costs not directly related to assets over a larger asset base. Without the Distribution Plan, the Funds are less likely to maintain assets and may be unable to replace those assets or to grow, resulting in higher expenses for stockholders and diminished viability of the Funds.

        The Board of Directors took into account the Funds’ current Shareholder Servicing Plan. The Shareholder Servicing Plan permits each Fund to pay banks, broker-dealers or other financial institutions for stockholder support services they provide to their clients who are stockholders of a Fund. The Funds have entered into a Services Agreement with TDWIS for the provision of general stockholder liaison services, providing information on stockholder investments, establishing and maintaining accounts and records, and providing such other similar services as may reasonably be requested. Currently, TDWIS is the only financial institution that may be paid for its services under the Shareholder Servicing Plan. The Board considered that the purpose of the Shareholder Servicing Plan is to provide services to existing stockholders, and that it is not designed to compensate intermediaries for selling Fund shares.

        The Board of Directors also considered liquidating the Funds instead of approving the Distribution Plan, since without the Distribution Plan, the Funds were unlikely to remain viable. Given the potentially disruptive effect on stockholders of the liquidation and dissolution of the Funds, as well as the cost that would be borne by stockholders, the Board of Directors determined that the adoption of the Distribution Plan presented a reasonable alternative. The Board of Directors gave considerable attention and weight to fee reduction proposals by the Funds’ Adviser and transfer agent. The Board of Directors also considered the fact that the cost of implementing the Distribution Plan, including the cost of this proxy statement and the Meeting, would be borne by the Adviser or any of its affiliates.

        The Board of Directors also considered that the fees to be paid under the Distribution Plan are fair and reasonable in light of the services to be provided and the lack of reasonable alternative methods of distribution and payments that would be equally effective. In connection with this, the Board of Directors considered the proposed distribution fees and expenses of the Funds versus those of other money market funds, including those that are distributed through unaffiliated broker-dealers and other intermediaries. Based on these and other factors, the Board of Directors determined that there is a reasonable likelihood that the proposed Distribution Plan could be successful and could benefit stockholders of each Fund.

        In a related transaction, the Board of Directors also approved the redesignation of all of the currently outstanding shares of Money Market Portfolio as the “Investor Class,” and created a new class of shares called the “Premium Class.” The Distribution Plan being submitted for approval by stockholders of the Money Market Portfolio will relate only to the Investor Class. The Premium Class will be subject to a different plan of distribution pursuant to Rule 12b-1, which was approved by the Board of Directors. It is contemplated that, subject to approval by the stockholders of the Money Market Plus Portfolio of TD Waterhouse Plus Funds, Inc. (“Plus Fund”), the Plus Fund will reorganize with and into the Money Market Portfolio, with Plus Fund stockholders receiving shares of the Premium Class. That transaction may not occur if stockholders do not approve of the Distribution Plan for the Money Market Portfolio (with respect to the outstanding shares that are designated the Investor Class). Stockholders of the Money Market Portfolio will not be asked to vote on the reorganization with the Plus Fund.

        The Board of Directors approved a name change of the Company from TD Waterhouse Family of Funds, Inc. to TD Asset Management Funds Inc., to take effect during the first calendar quarter of 2006.

14

        THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE DISTRIBUTION PLAN.

15

OTHER INFORMATION

Officers of the Funds

        Certain information concerning the Company’s officers is set forth below. Each of the Company’s officers is elected by the Board of Directors to serve until his or her successor is duly elected and qualifies.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years

GEORGE MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02109 Age: 46	President and Chief Executive Officer	Since: 9/19/02

Since August 2002, Senior Vice President – Client Services of BISYS Fund Services; since June 2001, Chief Executive Officer and President of FundWatchDog Service LLC; from June 2000 to June 2001, Senior Vice President and Senior Managing Counsel of State Street Corporation of Boston.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 41	Treasurer and Chief Financial Officer	Since: 3/6/03	Since June 2003, Senior Director of Administration of SEI Investments; from January 1998 through June 2003, Fund Accounting Director – SEI Investments.

RICHARD H. NEIMAN c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 55	Chief Legal Officer	Since: 6/10/03

Since August 1995, Executive Vice President, General Counsel, Director and Secretary of the Adviser; since July 1994, Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc.; since July 1994, Executive Vice President and General Counsel, and since November 1995, Director and Secretary, of TD Waterhouse Investor Services, Inc.

MARC SCHUMAN c/o BISYS Fund Services 90 Park Avenue New York, NY 10016 Age: 44	Secretary	Since: 3/22/05

Since February, 2005, Senior Counsel at BISYS; from October 2001 through January 2005, Senior Corporate Counsel of The BISYS Group, Inc. (BISYS parent company); from 2000 – October 2001, Of Counsel, Morgan, Lewis & Bockius LLP (law firm).

16

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years

MICHELE R. TEICHNER c/o TD Asset Management USA Inc. 100 Wall Street New York, NY 10005 Age: 46	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99

Since August 1996, Senior Vice President – Compliance, Administration and Operations of the Adviser and TD Waterhouse Investor Services, Inc. since June 1997; since June 2004 Chief Compliance Officer of the Adviser.

THOMAS J. TEXTOR c/o TD Waterhouse 100 Wall Street New York, NY10005 Age: 47	Vice President and Assistant Treasurer	Since: 01/4/99	Since November 1999, Chief Compliance Officer of TD Waterhouse Investor Services, Inc.

*	The table shows the time period for which each individual has served as an officer.

17

Independent Registered Public Accounting Firm

        At a meeting held on December 9, 2004, the Board of Directors approved by the vote, cast in person, of all of the Directors, including all of the Independent Directors, Ernst & Young LLP (“Ernst”), an independent registered public accounting firm, to audit the financial statements of each Fund for the fiscal year ended October 31, 2005. The Board of Directors will consider the selection of an independent registered public accounting firm to audit the financial statements of each Fund for the fiscal year ending October 31, 2006 at its regularly scheduled meeting in December 2005. Ernst has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Ernst are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

        The following table sets forth the aggregate fees billed by Ernst for the last two fiscal years (although additional fees are expected to be billed in respect of fiscal year 2005) for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Funds’ annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Funds during this period.

Name of Fund	Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates

Money Market Portfolio	2004	$60,060	$0	$5,750	$0	$5,750

	2005	$24,090	$0	$1,475	$0	$1,475

U.S. Government Portfolio	2004	$10,920	$0	$5,750	$0	$5,750

	2005	$5,280	$0	$1,475	$0	$1,475

Municipal Portfolio	2004	$4,680	$0	$5,750	$0	$5,750

	2005	$2,640	$0	$1,475	$0	$1,475

California Municipal Money Market Portfolio	2004	$1,560	$0	$5,750	$0	$5,750

	2005	$660	$0	$1,475	$0	$1,475

New York Municipal Money Market Portfolio	2004	$780	$0	$5,750	$0	$5,750

	2005	$330	$0	$1,475	$0	$1,475

        The Company’s Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. The amount of the fees for Non-Audit Services provided to the Funds, the Adviser and Service Affiliates in the table for the Funds that were subject to pre-approval by the Audit Committee for 2004 were: Money Market Portfolio, $5,750 (comprised of $0 for audit-related fees and $5,750 for

18

tax fees); U.S. Government Portfolio, $5,750 (comprised of $0 for audit-related fees and $5,750 for tax fees); Municipal Portfolio, $5,750 (comprised of $0 for audit-related fees and $5,750 for tax fees); California Municipal Money Market Portfolio, $5,750 (comprised of $0 for audit-related fees and $5,750 for tax fees); and New York Municipal Money Market Portfolio, $5,750 (comprised of $0 for audit-related fees and $5,750 for tax fees). The amount of the fees for Non-Audit Services provided to the Funds, the Adviser and Service Affiliates in the table for the Funds that were subject to pre-approval by the Audit Committee for 2005 were: Money Market Portfolio, $1,475 (comprised of $0 for audit-related fees and $1,475 for tax fees); U.S. Government Portfolio, $1,475 (comprised of $0 for audit-related fees and $1,475 for tax fees); Municipal Portfolio, $1,475 (comprised of $0 for audit-related fees and $1,475 for tax fees); California Municipal Money Market Portfolio, $1,475 (comprised of $0 for audit-related fees and $1,475 for tax fees); and New York Municipal Money Market Portfolio, $1,475 (comprised of $0 for audit related fees and $1,475 for tax fees).

        The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

OPERATION OF THE FUNDS

        Each of the Funds is a separate series of common stock, par value $ .0001 per share, of the Company, an open-end management investment company organized as a Maryland corporation on August 16, 1995. The business and affairs of the Company, including the Funds, are managed under the direction of the Board of Directors. Like other mutual funds, the Funds retain various organizations to perform specialized services. As described above, each of the Funds currently retains TD Asset Management USA Inc. as its investment adviser. The Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The business address of TDAM is 100 Wall Street, New York, New York 10005. Pursuant to an Administration Agreement, TDAM also provides certain administrative services to the Funds. National Investor Services Corp., an affiliate of the Adviser, currently acts as the Funds’transfer agent. The address for NISC is 100 Wall Street, New York, New York 10005. NISC will be acquired by Ameritrade in the transaction described above. The Funds have retained Funds Distributor, Inc. to act as the principal underwriter of each Fund’s shares. FDI also serves as the Funds’ sub-administrator. FDI is not affiliated with the Adviser. The address of FDI is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

SECURITY OWNERSHIP OF MANAGEMENT

        As of the Record Date, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        To the best knowledge of the Company, no stockholder beneficially owns more than 5% of the outstanding shares of a Fund as of the Record Date.

        As of the Record Date, the Company knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

STOCKHOLDER PROPOSALS AND ANNUAL MEETING

        With the exception of the Meeting, the Company has no current plans to hold an annual or special meeting in 2005 or 2006. Any stockholder proposals to be included in the proxy statement for the Company’s next meeting of stockholders must be received by the Company within a reasonable time prior to that meeting.

19

COST OF SOLICITATION

        The expenses of preparing, printing and mailing the enclosed form(s) of proxy, the accompanying Notice of Special Meeting of Stockholders and this Proxy Statement (“proxy expenses”) will be borne by the Adviser or an affiliate. The proxy expenses are currently estimated to be approximately $600,000 in the aggregate.

        The Adviser or an affiliate will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to stockholders of the Funds and will reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such stockholders.

        In order to obtain the necessary quorums at the Meeting, supplementary solicitation may be made by mail, phone, e-mail or personal interview by officers of the Company or officers or employees of the Adviser or its affiliates. The Adviser has retained Computershare Fund Services to aid in the solicitation of proxies at a cost estimated not to exceed $1,000,000, plus out-of-pocket expenses.

OTHER MATTERS

        The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their discretion.

PROXY DELIVERY

        If you and another stockholder share the same address, the Company may send only one proxy statement unless you or the other stockholders request otherwise. Call or write to the Company if you wish to receive a separate copy of the proxy statement, and the Company will promptly mail a copy to you. You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 1-800-934-4448, or write the Company at 100 Wall Street, New York, New York 10005.

BY ORDER OF THE BOARD OF DIRECTORS,

Marc Schuman
Secretary

[_________ __], 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
ENCLOSED REPLY ENVELOPE OR EXECUTE A PROXY VIA PHONE OR THE INTERNET.

20

EXHIBIT I

TD WATERHOUSE FAMILY OF FUNDS, INC.

DISTRIBUTION PLAN

        The Distribution Plan (the “Distribution Plan”) of TD Waterhouse Family of Funds, Inc. (“TDWFF”), a Maryland corporation, on behalf of each of its portfolios (each a “Fund” and collectively, the “Funds”) or, where applicable, class of shares, listed on Exhibit A, as such Exhibit may be amended from time to time.

        WHEREAS, this Distribution Plan will be applicable to the shares of each Fund or of the specific class or classes listed on Exhibit A, as such Exhibit may be amended from time to time (“Shares”); and

        WHEREAS, because a substantial percentage of each Fund’s assets are expected to be maintained and/or derived through the efforts of the brokers and other persons eligible to receive fees or other assistance (as defined herein) payments under this Distribution Plan, the likelihood is that such assets would not become or remain invested in each respective Fund if such fees or other assistance were not made available to such brokers and other persons; and

        WHEREAS, this Distribution Plan is intended to enable the Funds to continue to distribute their shares, and in doing so, remain a viable asset size and promote effective and efficient investing;

        NOW, THEREFORE, the following Distribution Plan is hereby adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), subject to Section 5 below:

1.	Each Fund will pay from its assets fees at an annual rate not exceeding the percentage of the average net asset value of the Fund or class as identified on Exhibit A (the “12b-1 Fees”). The 12b-1 Fees paid by each Fund or class shall be computed and accrued daily and shall be paid by each Fund or class in an amount equal to the amount owing to brokers and other persons pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors of TDWFF (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

2.	TD Asset Management USA Inc. (“TDAM”), the Funds’ investment adviser and administrator, or any successor investment adviser or administrator, may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide revenues derived under its Investment Management Agreement and Administration Agreement with TDWFF relating to the Funds, to such broker-dealers or other persons who, in the sole discretion of TDAM (or any successor investment adviser or administrator) have rendered or may render assistance. Any payments made by TDAM (or any successor investment adviser or administrator) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to Section 1 hereof.

3.	National Investor Services Corp. (“NISC”), the Funds’ transfer agent, or any successor or additional transfer agent, may make payments for assistance from its own resources, including its bona fide revenues derived under its Transfer Agency and Dividend Disbursing Agency Agreement with TDWFF relating to the Funds, to such broker-dealers or other persons who, in the sole discretion of NISC (or any successor or additional transfer agent) have rendered or may render assistance. Any payments made by NISC (or any successor or additional transfer agent) for such purpose shall not reduce any 12b-1 Fees paid or payable pursuant to Section 1 hereof.

4.	Quarterly in each year that the Distribution Plan remains in effect, an appropriate officer of TDWFF or his or her designee shall prepare and furnish to the Board of Directors of TDWFF a written report, complying with the requirements of Rule 12b-1, of the amounts expended under the Distribution Plan and purposes for which such expenditures were made.

I-1

5.	This Distribution Plan shall become effective as to each Fund or class upon approval by a majority vote of (a) TDWFF’s Board of Directors, including a majority of directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of TDWFF and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan (“12b-1 Directors”), cast in person at a meeting called for the purpose of voting hereon, and (b) the outstanding voting securities of each Fund (or class, as applicable), as defined in Section 2(a)(42) of the 1940 Act, if adopted after any public offering of the Fund’s or particular class’s voting securities or the sale of such securities to persons who are not affiliated persons of TDWFF or affiliated persons of such persons. This Distribution Plan may be adopted as the Distribution Plan for any additional series of TDWFF or class of shares of a current Fund or future series by amending Exhibit A to include the name of such series or class and following the procedural requirements in this Section 5 with respect to such series or class.

6.	This Distribution Plan shall remain in effect for a period of one year from its adoption date and may be continued thereafter if this Distribution Plan and any related agreement are approved at least annually with respect to a Fund by a majority vote of the Directors of TDWFF, including a majority of the 12b-1 Directors of TDWFF, cast in person at a meeting called for the purpose of voting on such Distribution Plan and agreement. This Distribution Plan may not be amended to increase materially the 12b-1 Fees with respect to any Fund (or class, as applicable) without the approval of a majority of the outstanding voting securities of such Fund (or class, as applicable), as defined in Section 2(a)(42) of the 1940 Act. All material amendments to this Distribution Plan must be approved by a vote of the Board of Directors of TDWFF, and of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting thereon.

7.	This Distribution Plan may be terminated as to any Fund (or class) at any time by a majority vote of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the respective Fund (or class, as applicable), as defined in Section 2(a)(42) of the 1940 Act.

8.	While this Distribution Plan shall be in effect, the selection and nomination of the 12b-1 Directors of TDWFF shall be committed to the discretion of the 12b-1 Directors then in office.

9.	Any termination or non-continuance of a Rule 12b-1 Agreement with a particular person shall have no effect on similar agreements with other persons pursuant to this Distribution Plan.

10.	Neither TDAM (or any successor investment adviser or administrator) nor the principal underwriter or other agent for a Fund is obligated by this Distribution Plan to execute or continue a Rule 12b-1 Agreement with any person.

11.	All agreements with any person relating to the implementation of this Distribution Plan shall be in writing and any agreement related to this Distribution Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 above.

12.	This Distribution Plan constitutes a separate Distribution Plan with respect to each Fund (or class, as applicable) and its termination or modification with respect to any Fund (or class, as applicable) shall not affect its continued effectiveness in accordance with its terms with respect to any other Fund (or class, as applicable).

I-2

EXHIBIT A

Money Market Portfolio - Investor Class: 0.45%
Money Market Portfolio - Premium Class: 0.365%
U.S. Government Portfolio: 0.45%
Municipal Portfolio: 0.45%
California Municipal Money Market Portfolio: 0.45%
New York Municipal Money Market Portfolio: 0.45%

I-3

TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Stockholders
January 31, 2006, 8:30 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Money Market Portfolio, a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”) hereby appoints Richard Neiman and Michele Teichner, or either of them, as Proxy holders, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held at the offices of the Company, 100 Wall Street, New York, New York 10005, on January 31, 2006 at 8:30 a.m. Eastern time, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all of the votes the undersigned is entitled to cast at such Special Meeting and otherwise represent the undersigned at such Special Meeting with all powers that the undersigned would possess if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the other proposal below, all as further described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR AUTHORIZE A PROXY BY INTERNET OR PHONE.

BY PHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Please call the toll free number provided on your Proxy card.
3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.ProxyVote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE FAMILY OF FUNDS, INC.
Money Market Portfolio

The Board of Directors recommends a vote FOR the proposals.

Vote on Proposals, as more fully described in the accompanying Proxy Statement	For All	Against All	For All Except
1. To elect the following persons to serve as Directors of TD Waterhouse Family of Funds, Inc.:	|_|	|_|	|_|

        a. Richard W. Dalrymple

        b. Peter B.M. Eby

        c. George F. Staudter

        d. Lawrence J. Toal

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee letter on the line provided: __________________________________________________________

	For	Against	Abstain
2. To approve or disapprove a Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.	|_|	|_|	|_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

For address changes, please check this box |_| and write them on the back.

Please be sure to sign and date this Proxy. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Signature (PLEASE SIGN WITHIN THE BOX)	Date

Signature (Joint Owners)	Date

TD WATERHOUSE FAMILY OF FUNDS, INC.

U.S. Government Portfolio

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Stockholders
January 31, 2006, 8:30 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of U.S. Government Portfolio, a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”) hereby appoints Richard Neiman and Michele Teichner, or either of them, as Proxy holders, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held at the offices of the Company, 100 Wall Street, New York, New York 10005, on January 31, 2006 at 8:30 a.m. Eastern time, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all of the votes the undersigned is entitled to cast at such Special Meeting and otherwise represent the undersigned at such Special Meeting with all powers that the undersigned would possess if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the other proposal below, all as further described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR AUTHORIZE A PROXY BY INTERNET OR PHONE.

BY PHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Please call the toll free number provided on your Proxy card.
3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.ProxyVote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE FAMILY OF FUNDS, INC.
U.S. Government Portfolio

The Board of Directors recommends a vote FOR the proposals.

Vote on Proposals, as more fully described in the accompanying Proxy Statement	For All	Against All	For All Except
1. To elect the following persons to serve as Directors of TD Waterhouse Family of Funds, Inc.:	|_|	|_|	|_|

        a. Richard W. Dalrymple

        b. Peter B.M. Eby

        c. George F. Staudter

        d. Lawrence J. Toal

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee letter on the line provided:________________________

	For	Against	Abstain
2. To approve or disapprove a Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.	|_|	|_|	|_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

For address changes, please check this box |_| and write them on the back.

Please be sure to sign and date this Proxy. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Signature (PLEASE SIGN WITHIN THE BOX)	Date

Signature (Joint Owners)	Date

TD WATERHOUSE FAMILY OF FUNDS, INC.

Municipal Portfolio

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Stockholders
January 31, 2006, 8:30 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of Municipal Portfolio, a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”) hereby appoints Richard Neiman and Michele Teichner, or either of them, as Proxy holders, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held at the offices of the Company, 100 Wall Street, New York, New York 10005, on January 31, 2006 at 8:30 a.m. Eastern time, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all of the votes the undersigned is entitled to cast at such Special Meeting and otherwise represent the undersigned at such Special Meeting with all powers that the undersigned would possess if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the other proposal below, all as further described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR AUTHORIZE A PROXY BY INTERNET OR PHONE.

BY PHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Please call the toll free number provided on your Proxy card.
3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.ProxyVote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE FAMILY OF FUNDS, INC.
Municipal Portfolio

The Board of Directors recommends a vote FOR the proposals.

Vote on Proposals, as more fully described in the accompanying Proxy Statement	For All	Against All	For All Except
1. To elect the following persons to serve as Directors of TD Waterhouse Family of Funds, Inc.:	|_|	|_|	|_|

        a. Richard W. Dalrymple

        b. Peter B.M. Eby

        c. George F. Staudter

        d. Lawrence J. Toal

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee letter on the line provided:________________________

	For	Against	Abstain
2. To approve or disapprove a Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.	|_|	|_|	|_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

For address changes, please check this box |_| and write them on the back.

Please be sure to sign and date this Proxy. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Signature (PLEASE SIGN WITHIN THE BOX)	Date

Signature (Joint Owners)	Date

TD WATERHOUSE FAMILY OF FUNDS, INC.

California Municipal Money Market Portfolio

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Stockholders
January 31, 2006, 8:30 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of California Municipal Money Market Portfolio, a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”) hereby appoints Richard Neiman and Michele Teichner, or either of them, as Proxy holders, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held at the offices of the Company, 100 Wall Street, New York, New York 10005, on January 31, 2006 at 8:30 a.m. Eastern time, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all of the votes the undersigned is entitled to cast at such Special Meeting and otherwise represent the undersigned at such Special Meeting with all powers that the undersigned would possess if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the other proposal below, all as further described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR AUTHORIZE A PROXY BY INTERNET OR PHONE.

BY PHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Please call the toll free number provided on your Proxy card.
3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.ProxyVote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE FAMILY OF FUNDS, INC.
California Municipal Money Market Portfolio

The Board of Directors recommends a vote FOR the proposals.

Vote on Proposals, as more fully described in the accompanying Proxy Statement	For All	Against All	For All Except
1. To elect the following persons to serve as Directors of TD Waterhouse Family of Funds, Inc.:	|_|	|_|	|_|

        a. Richard W. Dalrymple

        b. Peter B.M. Eby

        c. George F. Staudter

        d. Lawrence J. Toal

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee letter on the line provided:________________________

	For	Against	Abstain
2. To approve or disapprove a Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.	|_|	|_|	|_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

For address changes, please check this box |_| and write them on the back.

Please be sure to sign and date this Proxy. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Signature (PLEASE SIGN WITHIN THE BOX)	Date

Signature (Joint Owners)	Date

TD WATERHOUSE FAMILY OF FUNDS, INC.

New York Municipal Money Market Portfolio

100 Wall Street
New York, NY 10005

PROXY

Special Meeting of Stockholders January 31, 2006, 8:30 a.m.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of New York Municipal Money Market Portfolio, a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation (the “Company”) hereby appoints Richard Neiman and Michele Teichner, or either of them, as Proxy holders, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company, to be held at the offices of the Company, 100 Wall Street, New York, New York 10005, on January 31, 2006 at 8:30 a.m. Eastern time, and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all of the votes the undersigned is entitled to cast at such Special Meeting and otherwise represent the undersigned at such Special Meeting with all powers that the undersigned would possess if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and “FOR” the other proposal below, all as further described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting of Stockholders or any adjournment or postponement thereof.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR AUTHORIZE A PROXY BY INTERNET OR PHONE.

BY PHONE

1) Read the Proxy Statement and have this Proxy card at hand.
2) Please call the toll free number provided on your Proxy card.
3) Enter the 12 digit control number set forth on your Proxy card and follow the simple instructions.

BY INTERNET

1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.ProxyVote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on your Proxy card to enter your vote.

BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TD WATERHOUSE FAMILY OF FUNDS, INC.
New York Municipal Money Market Portfolio

The Board of Directors recommends a vote FOR the proposals.

Vote on Proposals, as more fully described in the accompanying Proxy Statement	For All	Against All	For All Except
1. To elect the following persons to serve as Directors of TD Waterhouse Family of Funds, Inc.:	|_|	|_|	|_|

        a. Richard W. Dalrymple

        b. Peter B.M. Eby

        c. George F. Staudter

        d. Lawrence J. Toal

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee letter on the line provided:________________________

	For	Against	Abstain
2. To approve or disapprove a Distribution Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.	|_|	|_|	|_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof.

For address changes, please check this box |_| and write them on the back.

Please be sure to sign and date this Proxy. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

Signature (PLEASE SIGN WITHIN THE BOX)	Date

Signature (Joint Owners)	Date